                                                                   EXHIBIT 99.16

                      Performance Quotation Computations

                              PACIFIC SELECT FUND
                            PERFORMANCE INFORMATION

                              YEAR TO DATE RETURN
                           THROUGH DECEMBER 31, 1995

                              MM           MB           GS          HYB          GR          EQ INC         MS           IN
                         -------------------------------------------------------------------------------------------------------
NAV - 12/31/94              10.024968     9.899377     9.639542    8.912566    14.896795     14.053199    11.730492    11.935174

NAV - 12/31/95              10.014087    11.098953    10.842169    9.786473    18.567051     18.205935    14.199676    12.937346

SHARES OWNED - YTD           1.056588     1.061718     1.056278    1.082588     1.008951      1.016284     1.034699     1.019926

CHANGE IN VALUE/SHARE        0.555799     1.884581     1.812804    1.682154     3.836446      4.449202     2.961895     1.259967

PERIOD/YEAR (365/365)        1.000000     1.000000     1.000000    1.000000     1.000000      1.000000     1.000000     1.000000
                         -------------------------------------------------------------------------------------------------------
YEAR TO DATE RETURN              5.54%       19.04%       18.81%      18.87%       25.75%        31.66%       25.25%       10.56%

YTD - ANNUALIZED                 5.54%       19.04%       18.81%      18.87%       25.75%        31.66%       25.25%       10.56%
                         ========================================================================================================
                            EI           LT           B&I        EQUITY
                        ---------------------------------------------------
NAV - 12/31/94            13.022683    11.112614    10.423590    14.202413

NAV - 12/31/95            17.450466    14.118174    13.014351    17.514867

SHARES OWNED - YTD         1.021806     1.076410     1.070887     1.003834

CHANGE IN VALUE/SHARE      4.808304     4.084327     3.513310     3.379615

PERIOD/YEAR (365/365)      1.000000     1.000000     1.000000     1.000000
                        ----------------------------------------------------

YEAR TO DATE RETURN           36.92%       36.75%       33.71%       23.80%

YTD - ANNUALIZED              36.92%       36.75%       33.71%       23.80%
                        ====================================================

PERFORMANCE QUOTATION COMPUTATIONS
PACIFIC SELECT FUND
AVERAGE ANNUAL RETURN
FROM COMMENCEMENT OF OPERATIONS
THRU DECEMBER 31, 1995

AAR={(ERV/P) (To the power of) [1/(N/365)]}-1

                                                             GOVERN-     HIGH
                                       MONEY      MANAGED     MENT       YIELD                EQUITY
                                       MARKET      BOND    SECURITIES    BOND      GROWTH     INCOME
                                    ----------------------------------------------------------------
P (PAYMENT)                           $1,000     $1,000     $1,000     $1,000     $1,000     $1,000

ERV (ENDING
   REDEEMABLE VALUE)                   1,523      2,156      2,069      2,359      2,962      2,546
                                    ----------------------------------------------------------------
T (TOTAL RETURN)                       52.29%    115.58%    106.87%    135.93%    196.15%    154.61%

N (NUMBER OF DAYS)                     2,919      2,919      2,919      2,919      2,919      2,919
                                    ----------------------------------------------------------------
AAR (AVERAGE
   ANNUAL RETURN)                       5.40%     10.08%      9.52%     11.33%     14.54%     12.40%
                                     ===============================================================

                                MULTI-     INTER-     EQUITY     GROWTH
                               STRATEGY   NATIONAL     INDEX       LT
                              ------------------------------------------
P (PAYMENT)                     $1,000     $1,000     $1,000     $1,000

ERV (ENDING
   REDEEMABLE VALUE)             2,293      1,818      2,021      1,549
                              ------------------------------------------
T (TOTAL RETURN)                129.31%     81.83%    102.13%     54.87%

N (NUMBER OF DAYS)               2,919      2,919      1,797       728
                              ------------------------------------------
AAR (AVERAGE
   ANNUAL RETURN)                10.94%      7.76%     15.37%     24.52%
                              ==========================================

PACIFIC SELECT FUND
PERFORMANCE INFORMATION
RETURNS SINCE INCEPTION
THRU DECEMBER 31, 1995

                                                              GOVERN-     HIGH
                                       MONEY       MANAGED     MENT       YIELD                EQUITY
                                       MARKET      BOND      SECURITIES    BOND      GROWTH     INCOME
                                    --------------------------------------------------------------------
INCEPTION DATE                         1/4/88      1/4/88      1/4/88     1/4/88     1/4/88       1/4/88

INITIAL INVESTMENT                   1,000.00    1,000.00    1,000.00   1,000.00   1,000.00     1,000.00

RETURN - 1984
REDEEMABLE VALUE
RETURN - 1985
REDEEMABLE VALUE
RETURN - 1986
REDEEMABLE VALUE
RETURN - 1987
REDEEMABLE VALUE

RETURN - 1988                            5.85%       7.11%       6.65%      8.30%     15.31%        8.25%
ENDING REDEEMABLE
   VALUE - 1988                      1,058.50    1,071.10    1,066.50   1,083.00   1,153.10     1,082.50

RETURN - 1989                            8.73%     14.74%       14.61%      4.16%     34.96%       29.22%
ENDING REDEEMABLE
   VALUE - 1989                      1,150.91   1,228.98     1,222.32   1,128.05   1,556.22     1,398.81

RETURN - 1990                            7.92%      8.52%        8.01%      0.38%    -17.30%       -7.54%
ENDING REDEEMABLE
   VALUE - 1990                      1,242.06   1,333.69     1,320.22   1,132.34   1,287.00     1,293.34

RETURN - 1991                            5.74%     17.03%       16.67%     24.58%     39.15%       31.42%
ENDING REDEEMABLE
   VALUE - 1991                      1,313.35   1,560.82     1,540.30   1,410.67   1,790.86     1,699.70

RETURN - 1992                            3.22%      8.68%        7.52%     18.72%     20.53%        5.36%
ENDING REDEEMABLE
   VALUE - 1992                      1,355.64   1,696.30     1,656.14   1,674.75   2,158.52     1,790.81


                                     MULTI-       INTER-     EQUITY     GROWTH
                                    STRATEGY     NATIONAL     INDEX       LT
                                    ---------------------------------------------
INCEPTION DATE                         1/4/88      1/4/88     1/30/91     1/3/94

INITIAL INVESTMENT                   1,000.00    1,000.00    1,000.00   1,000.00

RETURN - 1984
REDEEMABLE VALUE
RETURN - 1985
REDEEMABLE VALUE
RETURN - 1986
REDEEMABLE VALUE
RETURN - 1987
REDEEMABLE VALUE

RETURN - 1988                            6.85%      17.69%
ENDING REDEEMABLE
   VALUE - 1988                      1,068.50    1,176.90

RETURN - 1989                           23.42%      20.51%
ENDING REDEEMABLE
   VALUE - 1989                      1,318.74    1,418.28

RETURN - 1990                           -1.47%     -13.48%
ENDING REDEEMABLE
   VALUE - 1990                      1,299.36    1,227.10

RETURN - 1991                           24.03%      10.92%      24.88%
ENDING REDEEMABLE
   VALUE - 1991                      1,611.59    1,361.10    1,248.80

RETURN - 1992                            5.57%      -9.78%       6.95%
ENDING REDEEMABLE
   VALUE - 1992                      1,701.36    1,227.98    1,335.59

                                                              GOVERN-     HIGH
                                       MONEY       MANAGED     MENT       YIELD                EQUITY
                                       MARKET      BOND      SECURITIES    BOND      GROWTH     INCOME
                                    --------------------------------------------------------------------

RETURN - 1993                            2.58%      11.63%      10.79%     18.01%     21.89%        8.29%
ENDING REDEEMABLE
   VALUE - 1993                      1,390.62    1,893.57    1,834.83   1,976.37   2,631.02     1,939.26

RETURN - DECEMBER 1994                   3.76%      -4.36%      -5.10%      0.42%    -10.49%       -0.28%
ENDING REDEEMABLE
   VALUE - 1994                      1,442.91    1,811.01    1,741.26   1,984.67   2,355.03     1,933.83

RETURN - DEC 1995 YTD                    5.54%      19.04%      18.81%     18.87%     25.75%       31.66%
ENDING REDEEMABLE
   VALUE - 1995                      1,522.90    2,155.78    2,068.71   2,359.25   2,961.53     2,546.08
CHANGE IN VALUE                        522.90    1,155.78    1,068.71   1,359.25   1,961.53     1,546.08
                                    --------------------------------------------------------------------
RETURN SINCE
   INCEPTION                            52.29%     115.58%     106.87%    135.93%    196.15%      154.61%
                                    ====================================================================

                                     MULTI-       INTER-     EQUITY     GROWTH
                                    STRATEGY     NATIONAL     INDEX       LT
                                    ---------------------------------------------

RETURN - 1993                            9.25%      30.02%       9.38%
ENDING REDEEMABLE
   VALUE - 1993                      1,858.73    1,596.62    1,460.87

RETURN - DECEMBER 1994                  -1.50%       3.01%       1.05%     13.25%
ENDING REDEEMABLE
   VALUE - 1994                      1,830.85    1,644.68    1,476.21   1,132.50

RETURN - DEC 1995 YTD                   25.25%      10.56%      36.92%     36.75%
ENDING REDEEMABLE
   VALUE - 1995                      2,293.14    1,818.30    2,021.26   1,548.74
CHANGE IN VALUE                      1,293.14      818.30    1,021.26     548.74
                                    --------------------------------------------
RETURN SINCE
   INCEPTION                           129.31%     81.83%     102.13%      54.87%
                                    ============================================

PACIFIC SELECT FUND/
PACIFIC CORINTHIAN VARIABLE FUND
PERFORMANCE INFORMATION
DECEMBER 1995


 LAST TWELVE MONTHS
 ------------------                   BOND &
                          EQUITY      INCOME
                          ------      ------
 NAV - 12/31/94          14.202413   10.423590

 NAV - 12/31/95          17.514867   13.014351

 SHARES OWNED             1.003835    1.070887

 CHANGE IN VALUE/SHARE    3.379615    3.513309
                         ---------   ---------
 TWELVE MONTH RETURN         23.80%      33.71%
                         ==========  =========

PACIFIC SELECT FUND/
PACIFIC CORINTHIAN VARIABLE FUND
PERFORMANCE INFORMATION
DECEMBER 31, 1995

                                       BOND &                                          BOND &
   THREE YEARS           EQUITY       INCOME         TEN YEARS           EQUITY        INCOME
   -----------           ------       -------        ---------           ------        ------

NAV - 12/31/92         14.391000     11.701000    NAV - 12/31/85        12.980000     11.810000
SHARES OWNED            2.336000      2.631000    SHARES OWNED           1.116000      1.295000
ADJUSTED NAV           33.617376     30.785331    ADJUSTED NAV          14.485680     15.293950
NAV - 12/31/95         17.514867     13.014351    NAV - 12/31/95        17.514867     13.014351
SHARES OWNED            2.678229      3.460649    SHARES OWNED           2.678229      3.460649
ADJUSTED NAV           46.908830     45.038096    ADJUSTED NAV          46.908830     45.038096

THREE YEAR RETURN          39.54%        46.30%   TEN YEAR RETURN          223.83%       194.48%

PERIOD/MONTH (365/1095) 0.333333      0.333333    PERIOD/MONTH (365/3652) 0.099945     0.099945
                        ----------------------                            ---------------------
ANNUALIZED                 11.75%        13.52%   ANNUALIZED                 12.46%       11.40%
                        ======================                            =====================
                                      BOND &                                            BOND &
    FIVE YEARS           EQUITY       INCOME          INCEPTION          EQUITY         INCOME
    ----------           ------       ------          ---------          ------         -------
NAV - 12/31/90           11.715000   10.269000        NAV - 1/1/84          10.000000   10.000000
SHARES OWNED              2.080000    2.231000        SHARES OWNED           1.000000    1.000000
ADJUSTED NAV             24.367200   22.910139        ADJUSTED NAV          10.000000   10.000000
NAV - 12/31/95           17.514867   13.014351        NAV - 12/31/95        17.514867   13.014351
SHARES OWNED              2.678229    3.460649        SHARES OWNED           2.678229    3.460649
ADJUSTED NAV             46.908830   45.038096        ADJUSTED NAV          46.908830   45.038096

FIVE YEAR RETURN             92.51%      96.59%       INCEPTION RETURN         369.09%     350.38%

PERIOD/MONTH (365/1826) 0.19989047 0.199890471        PERIOD/MONTH (365/4383) 0.083276   0.083276
                        ----------------------                                -------------------
ANNUALIZED                   13.99%      14.47%       ANNUALIZED                 13.74%     13.35%
                        ======================                                ===================

PACIFIC SELECT FUND - MONEY MARKET SERIES
PERFORMANCE QUOTATION COMPUTATIONS
YIELD FOR THE PERIOD ENDED DECEMBER 31, 1995

CURRENT YIELD = [(BASE PERIOD RETURN)*(365/7)]

                                            WITH
                                           EXPENSES

NET ASSETS 12/31/95                      94,928,293

SHARES OUTSTANDING                        9,476,828
                                         ----------

N.A.V. 12/31/95                           10.014087

DIVIDENDS                                  0.047815
                                         ----------

ADJ. N.A.V. 12/31/95                      10.061902

N.A.V. 12/23/95                           10.051248
                                         ----------

CHANGE IN VALUE                            0.010654

TOTAL RETURN                                  0.106%
                                         ==========

YIELD                                          5.53%


PACIFIC SELECT FUND - MONEY MARKET SERIES
PERFORMANCE QUOTATION COMPUTATIONS
YIELD FOR THE PERIOD ENDED DECEMBER 31, 1995

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) (To the power of) 365/7] - 1

                                                    WITH
                                                   EXPENSES
NET ASSETS 12/31/95                              94,928,293

SHARES OUTSTANDING                                9,476,828
                                                 ----------

N.A.V. 12/31/95                                   10.014087

DIVIDENDS                                          0.047815
                                                 ----------

ADJ. N.A.V. 12/31/95                              10.061902

N.A.V. 12/23/95                                   10.051248
                                                 ----------

CHANGE IN VALUE                                    0.010654

TOTAL RETURN                                          0.106%
                                                 ==========

YIELD                                                  5.68%

PERFORMANCE QUOTATION COMPUTATIONS
PACIFIC SELECT FUND
30-DAY SEC YIELD
FOR THE PERIOD ENDED DECEMBER 31, 1995

YIELD = 2*{[((A-B)/(C*D)+1) To the power of 6]-1}

                                     Money          Managed        Government    High Yield                    Equity
                                     Market          Bond          Securities       Bond         Growth        Income
Dividends and Interest earned (A)    N/A              641,060       282,976        619,063      124,397        395,142

Net Expenses (B)                                       85,040        33,681         37,704       85,606        103,113

Average Shares Outstanding (C)                     10,330,496     4,969,593      7,957,268    6,429,958     10,301,681

Maximum Offering Price                                  11.10         10.84           9.79        18.57          18.21
                                     ---------------------------------------------------------------------------------
Yield                                                    5.89          5.62           9.12         0.39           1.88
                                     =================================================================================
                                       Multi-         Inter-         Equity                                  Bond and
                                      Strategy       national        Index        Growth LT      Equity       Income
Dividends and Interest earned (A)      416,470        386,155       287,343        256,311       65,674        323,397

Net Expenses (B)                        61,970        208,206        29,984        115,865       73,085         36,391

Average Shares Outstanding (C)       8,313,481     13,284,632     7,143,079     12,116,688    5,604,831      4,009,069

Maximum Offering Price                   14.20          12.94         17.45          14.12        17.51          13.01
                                     ---------------------------------------------------------------------------------
Yield                                     3.63           1.25          2.49           0.99        -0.09           6.69
                                     =================================================================================